                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 24, 1997, with respect to the financial statements of BRMC of Delaware, Inc. included in the Registration Statement
(Form S-1 No. 333-     ) and related Prospectus of Compass International
Services Corporation for the registration of 4,715,000 shares of its common stock.

/s/ Ernst & Young LLP
October 3, 1997
Atlanta, Georgia